UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21348

Name of Fund:  Muni Intermediate Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Muni Intermediate Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 05/31/05

Item 1 -   Report to Stockholders


Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.


Annual Reports
May 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



These reports, including the financial information herein, are transmitted to shareholders of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. for their information. This is not a prospectus. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in such securities. As of May 31, 2005, the percentage of Muni Intermediate Duration Fund, Inc.'s total net assets invested in inverse floaters was 1.21%, before the deduction of Preferred Stock. As of May 31, 2005, none of Muni New York Intermediate Duration Fund, Inc.'s total net assets was invested in inverse floaters.



ANNUAL REPORTS                                                 MAY 31, 2005



A Letter From the President


Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board - with one eye firmly affixed on the economic indicators and the other on inflationary measures - has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                       6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.42%        + 8.24%
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%        + 9.82%
International equities (MSCI Europe Australasia Far East Index)         +1.81%        +14.62%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%        + 6.82%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%        + 7.96%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%        + 9.97%

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



ANNUAL REPORTS                                                 MAY 31, 2005


A Discussion With Your Funds' Portfolio Managers


The Funds provided attractive total returns for the year as we remained focused on maintaining a competitive yield and protecting net asset value in a volatile interest rate environment.


Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved sharply lower over the past 12 months as short-term interest rates increased. For all of 2004, real gross domestic product (GDP) grew at an annualized rate of 4.4%, well ahead of 2003's annual rate of 3%. The initial estimate of first quarter 2005 GDP growth came in at 3.5%, in keeping with many economists' expectations.

It appeared that continued economic improvements were generally disregarded as investors focused on inflationary trends, currency-related demand for long-term U.S. securities, slowing foreign economies and interest rate action on the part of the Federal Reserve Board (the Fed). Over the past 12 months, 30-year U.S. Treasury bond yields declined 103 basis points (1.03%) to 4.32%, while 10-year Treasury note yields fell 66 basis points to 4%. The Fed, in the meantime, continued to raise short-term interest rates at each of its meetings since June 2004, bringing the federal funds rate to 3% by period-end. As short-term interest rates increased while longer-term interest rates fell, the yield curve continued to flatten.

In the tax-exempt market, yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 58 basis points to 4.78% during the year. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 73 basis points to 4.26%, while AAA-rated bonds maturing in 10 years saw their yields decline 44 basis points to 3.49%.

Over the past year, nearly $375 billion in long-term municipal securities was underwritten, roughly in line with last year's issuance of $385 billion. During the last six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. Issuance so far in 2005 has been boosted by more than a 40% increase in refunding issues as municipalities have sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained generally positive during the period. Investment Company Institute statistics indicate that, year-to-date through April 30, 2005, net new cash flows into long-term municipal bond funds exceeded $697 million. This represented a significant improvement from the $2.86 billion net outflow seen during the same period in 2004. Throughout much of the past 12 months, high yield tax-exempt bond funds experienced very positive net cash flows. During May, these lower-rated/non-rated bond funds received an average of $175 million per week. The need to invest these ongoing cash flows has led to strong demand for lower-rated issues and a resultant narrowing of credit spreads.

Looking ahead, we would expect the long-term municipal market to perform much like the U.S. Treasury market. The tax-exempt market's supply/demand position remains generally favorable. The refunding deals that inflated new-issue supply so far in 2005 are not likely to be repeated later in the year. Municipal bond issues have underperformed their taxable counterparts in recent months as U.S. Treasury bonds enjoyed increased demand from foreign governments, which are unable to benefit from the tax advantage inherent in tax-exempt products. This underperformance, however, has resulted in very attractive tax-exempt bond yield ratios. At 95% - 102%, tax-exempt bond yield ratios are well above recent historic averages. We believe this should continue to attract both traditional and nontraditional investors to the marketplace, particularly if new municipal bond issuance remains modest.


Muni Intermediate Duration Fund, Inc.


How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2005, the Common Stock of Muni Intermediate Duration Fund, Inc. had net annualized yields of 5.57% and 6.20%, based on a year-end per share net asset value of $15.51 and a per share market price of $13.94, respectively, and $.864 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +15.36%, based on a change in per share net asset value from $14.52 to $15.51, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                 MAY 31, 2005



The Fund's total return, based on net asset value, exceeded the +12.69% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is primarily attributed to two factors - an overweight exposure to spread product, which benefited from a continued narrowing of credit spreads, and the Fund's yield curve strategies.

In general, credit spreads on lower investment grade and non-investment grade securities narrowed due to improvements in corporate balance sheets and municipal government finances. This improvement in creditworthiness and the low level of absolute interest rates caused an increase in demand for securities providing incremental yield. Several of the same credits that contributed to the Fund's outperformance in previous periods continued to enjoy above-average price appreciation during the past 12 months. Among them were the bonds of Pocahontas Parkway, a tollroad in Virginia, which improved following increases in both toll rates and traffic flow. Spreads on the bonds of National Gypsum Company, a producer of wallboard for the building industry, continued to contract on positive earnings releases derived from the strong housing market.

In terms of our yield curve positioning, the Fund began the period with an emphasis on bonds with maturities between 15 years and 20 years. After the municipal yield curve steepened to historical levels, we shifted the Fund's maturity focus to longer maturities (specifically, between 23 years and 28 years). The recent flattening of the yield curve has helped the Fund's performance as bonds with slightly longer maturities outperformed the broader market. Notably, although we extended the final maturities out, the Fund's premium coupon structure enabled us to stay within our intermediate duration parameters.

For the six-month period ended May 31, 2005, the total investment return on the Fund's Common Stock was +6.84%, based on a change in per share net asset value from $15.19 to $15.51, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

Over the past 12 months, we concentrated on reducing the Fund's exposure to spread product and reinvesting the proceeds in the high-grade market, where we believe a better balance of risk and reward exists. In particular, we reduced exposure to credits rated BBB and lower, as these securities significantly outperformed the broader market over the past 20 months.

Purchases during the past 12 months have been aimed at capitalizing on the relative cheapness of AAA-rated New York, New Jersey and California tax-exempt bonds. The Fund increased exposure to these states' debt as an increase in new-issue supply caused a temporarily weak technical market, and presented us with attractive buying opportunities. In addition, we've taken advantage of the recent yield curve flattening by shifting a portion of the portfolio's assets back into the 20-year sector of the curve. Relative value returned to the 20-year sector, allowing us to increase our exposures in that segment of the curve.

For the six months ended May 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.89% for Series M7, 1.93% for Series T7, 1.88% for Series W7, 1.91% for Series TH7 and 1.85% for Series F7. The Fed's interest rate increases are beginning to have an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period. Still, the tax-exempt yield curve has remained relatively steep, continuing to generate a material income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 32.58% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)



ANNUAL REPORTS                                                 MAY 31, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


How would you characterize the Fund's position at the close of the period?

Our primary focus is on maintaining the portfolio's current yield and protecting the Fund's net asset value in case of a future rise in long-term interest rates. Despite slower GDP growth in the first quarter of 2005, we expect the economy to continue to remain healthy over the next several quarters, pushing interest rates slightly higher. We will continue to reduce our exposure to spread product with the expectation of reaching a market-neutral exposure within the next three months.


Muni New York Intermediate Duration Fund, Inc.


Describe conditions in the State of New York.

The State of New York maintains credit ratings of A1, AA and AA- from Moody's, Standard and Poor's (S&P) and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, reflecting an upgrade in November, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing.

Recently, for the first time in more than 20 years, New York lawmakers approved a budget on time. The fiscal year 2006 budget calls for $105 billion in spending and forecasts a 5% increase in tax receipts. Aided by this revenue growth, the adopted budget includes the governor's original proposals for closing an estimated $4 billion deficit. However, this does not factor in a lawsuit recently won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending.

The economy produced good job growth in 2004, with total non-farm labor increasing .5% from the prior year. This was the first annual gain since 2000. New York ranks fifth-highest among all states in per capita income. Modest income growth during 2005 would boost personal income tax receipts, roughly 38% of general fund receipts.


How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2005, the Common Stock of Muni New York Intermediate Duration Fund, Inc. had net annualized yields of 4.78% and 5.36%, based on a year-end per share net asset value of $15.05 and a per share market price of $13.44, respectively, and $.720 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +9.99%, based on a change in per share net asset value from $14.45 to $15.05, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +12.70% average return of the Lipper New York Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in New York or a city in New York.) Notably, the Lipper category consists primarily of funds with the ability to invest in municipal issues with longer durations, whereas the Fund is limited to bonds in the intermediate duration range. This placed the Fund at a disadvantage relative to the Lipper average as the yield curve flattened considerably during the past year, causing shorter-duration and intermediate-duration bonds to underperform longer-dated municipal investments.

Fund performance during the year largely reflected our relatively short duration - a function of our investment parameters, but also indicative of our expectation that interest rates would rise all along the yield curve. Given the Fed's well advertised monetary tightening campaign, we felt it prudent to shorten duration (or sensitivity to interest rate changes) to reduce volatility in the portfolio and mitigate the negative price impact associated with rising interest rates. However, the expected rise in long-term interest rates never materialized, and our relatively short duration hindered the Fund's total return. Performance also was affected by the fact that the Fund was brought to market in 2003 in a relatively low interest rate environment. Little has changed since that time, leaving the Fund with lower-yielding bonds than many of its peers. Despite that fact, we have been able to maintain the Fund's attractive distribution rate while also modestly increasing the Fund's dividend reserves. These reserves, representing excess income earned by the Fund, are retained to benefit shareholders at a future time, and should enable the Fund to maintain its current distribution rate in the near term.

For the six-month period ended May 31, 2005, the total investment return on the Fund's Common Stock was +4.34%, based on a change in per share net asset value from $14.82 to $15.05, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                 MAY 31, 2005



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

We continued to focus on generating attractive tax-exempt income for our shareholders. To that end, we essentially remained fully invested throughout the period and employed tax-loss swaps to improve the Fund's book yield, when market conditions permitted. We also retained our positions in better-performing credits, those being bonds rated BB and BBB, and sought to add to our BBB holdings. Our efforts have been somewhat successful, as the Fund's exposure to BBB-rated credits increased from approximately 10% of net assets to roughly 16% by period-end. At the same time, we reduced exposure to one of the poorer performers - the AA sector - from about 25% of net assets to approximately 16%. Notably, lower-rated, higher-yielding bonds that have been performing well as credit spreads (versus higher-quality issues of comparable maturity) continued to contract over the past several months. For example, airline credits and bonds backed by tobacco revenues were among the market's better performers during the year and, to the extent that we had exposure to these lower-rated credits, the Fund's performance benefited.

While looking to enhance income for shareholders, primarily by retaining bonds booked in the portfolio at yields higher than those available in the current market, we have seen some erosion in the Fund's average duration. As part of our ongoing strategy, we continue to look for opportunities to add longer-dated bonds with attractive yields to the portfolio to improve duration and also to mitigate the negative impact on total return as higher-coupon bonds are called at their earliest call date. Should the new-issue market pick up, in terms of offering more varied names, this could potentially allow us more opportunities to sell out of shorter-call bonds and move into the lower end of the investment grade spectrum (BB and BBB), where we have identified the most compelling relative value. We have seen more opportunities come to market in that area, and are hopeful that this will allow us to accomplish our restructuring goals without sacrificing a great deal of yield already booked into the portfolio.

For the six months ended May 31, 2005, the average yield for the Fund's Auction Market Preferred Stock (AMPS) was 1.89%. The Fed's interest rate increases are beginning to have an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period. Still, the tax-exempt yield curve has remained relatively steep, continuing to generate a material income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 32.88% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We continue to maintain a fully invested portfolio, and are looking to the new-issue market for opportunities to increase the Fund's duration. We are targeting BBB-rated bonds for both their total return potential and attractive income. Our analysis has found the BBB and BB sectors to be among the market's top performers, and we expect that trend to continue.

After eight consecutive interest rate hikes, we believe the Fed is closer to the end than the beginning of its monetary tightening program. Thus, it would seem that the risk of significantly higher interest rates is somewhat diminished. However, we do anticipate a considerable amount of volatility in the financial markets in the near term given inflation concerns and increasingly mixed economic releases. We expect that this could provide an opportunity to approach a more neutral duration stance as we aim to trade into higher yields as the portfolio's shorter bonds are called away.


Robert A. DiMella, CFA
Vice President and Portfolio Manager
Muni Intermediate Duration Fund, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
Muni New York Intermediate Duration Fund, Inc.


June 15, 2005



ANNUAL REPORTS                                                 MAY 31, 2005



Portfolio Information



Quality Profiles as of May 31, 2005


                                               Percent of
Muni Intermediate Duration Fund, Inc.            Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           28.3%
AA/Aa                                              6.4
A/A                                               23.2
BBB/Baa                                           19.6
BB/Ba                                              8.1
B/B                                                0.6
CCC/Caa                                            0.9
NR (Not Rated)                                    11.9
Other*                                             1.0

* Includes portfolio holdings in variable rate demand notes.



Muni New York Intermediate                     Percent of
Duration Fund, Inc.                              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           37.7%
AA/Aa                                             17.9
A/A                                               11.7
BBB/Baa                                           16.1
BB/Ba                                              3.5
CCC/Caa                                            2.7
NR (Not Rated)                                     9.7
Other*                                             0.7

* Includes portfolio holdings in short-term investments.



Important Tax Information


All of the net investment income distributions paid by Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. during the taxable period ended May 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by Muni Intermediate Duration Fund, Inc. during the year:

                                                Payable          Ordinary        Long-Term
                                                  Date            Income       Capital Gains
Common Stock Shareholders                      12/29/2004        $.177831         $.010072

Preferred Stock Shareholders:

      Series M7                                11/16/2004         $10.26           $0.58
                                               11/23/2004         $11.58           $0.66
                                               11/30/2004         $11.17           $0.63
                                               12/07/2004         $11.17           $0.63
                                               12/14/2004         $11.09           $0.63
                                               12/21/2004         $ 0.25           $0.03

      Series T7                                11/17/2004         $11.69           $0.66
                                               11/24/2004         $11.52           $0.65
                                               12/01/2004         $11.72           $0.66
                                               12/08/2004         $11.17           $0.63
                                               12/15/2004         $ 9.34           $0.54

      Series W7                                11/18/2004         $ 8.68           $0.49
                                               11/26/2004         $12.75           $0.72
                                               12/02/2004         $ 9.28           $0.52
                                               12/09/2004         $11.03           $0.63
                                               12/16/2004         $10.46           $0.60
                                               12/23/2004         $ 3.08           $0.18

      Series TH7                               11/19/2004         $11.72           $0.66
                                               11/26/2004         $11.03           $0.63
                                               12/03/2004         $11.80           $0.66
                                               12/10/2004         $11.86           $0.68
                                               12/17/2004         $ 9.35           $0.53

      Series F7                                11/22/2004         $11.31           $0.65
                                               11/29/2004         $11.05           $0.62
                                               12/06/2004         $11.86           $0.68
                                               12/13/2004         $11.35           $0.63
                                               12/20/2004         $ 9.31           $0.53


ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments                                             Muni Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
State             Amount      Municipal Bonds                                                                            Value
Alabama--2.2%                 Jefferson County, Alabama, Limited Obligation School Warrants, Series A:
                  $  5,500       5.50% due 1/01/2021                                                                   $    6,073
                     6,500       5.25% due 1/01/2023                                                                        6,997

Arizona--5.0%        3,020    Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools
                              Project 1), Series A, 6.625% due 7/01/2020                                                    3,007
                     3,000    Navajo County, Arizona, IDA, IDR (Stone Container Corporation Project), AMT, 7.20%
                              due 6/01/2027                                                                                 3,144
                              Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project):
                     1,000       Series C, 6.70% due 7/01/2021                                                              1,056
                     1,750       Series K/L, 6.375% due 7/01/2031                                                           1,810
                              Pinal County, Arizona, COP:
                     2,760       5.25% due 12/01/2018                                                                       2,985
                     2,910       5.25% due 12/01/2019                                                                       3,140
                     3,065       5.25% due 12/01/2020                                                                       3,303
                     3,230       5.25% due 12/01/2021                                                                       3,472
                     3,405       5.25% due 12/01/2022                                                                       3,647
                     3,630    Vistancia Community Facilities District, Arizona, GO, 5% due 7/15/2014                        3,638

Arkansas--1.3%                Conway, Arkansas, Public Facilities Board, Capital Improvement Revenue Refunding
                              Bonds (Hendrix College Projects):
                     1,500       Series A, 5% due 10/01/2026                                                                1,553
                     3,755       Series B, 5% due 10/01/2026                                                                3,888
                              University of Arkansas, University Revenue Refunding Bonds (UAMS Campus), Series A (d):
                     1,000       5% due 11/01/2013                                                                          1,112
                     1,250       5% due 11/01/2015                                                                          1,386

California--25.1%    8,865    California Pollution Control Financing Authority, PCR, Refunding, DRIVERS, AMT,
                              Series 878Z, 7.143% due 12/01/2009 (d)(k)                                                    10,565
                              California State Department of Water Resources, Power Supply Revenue Bonds, Series A:
                     8,500       5.25% due 5/01/2020                                                                        9,233
                     5,000       5.375% due 5/01/2021                                                                       5,469
                     6,500       5.375% due 5/01/2022                                                                       7,101
                     5,000    California State, GO, Refunding, 5.25% due 2/01/2027 (d)                                      5,392
                    10,000    California State Public Works Board, Lease Revenue Bonds (Department of Corrections),
                              Series C, 5.50% due 6/01/2020                                                                11,118
                    17,500    California State, Various Purpose, GO, 5.50% due 4/01/2028                                   19,499
                     2,500    California Statewide Communities Development Authority, Health Facility Revenue
                              Bonds (Memorial Health Services), Series A, 6% due 10/01/2023                                 2,810
                     2,400    Elk Grove, California, Poppy Ridge Community Facilities No. 3 Special Tax, Series 1,
                              6% due 9/01/2028                                                                              2,514
                              Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                              Revenue Bonds, Series B:
                     5,000       5.625% due 6/01/2020                                                                       5,244
                     7,575       5.75% due 6/01/2022                                                                        8,112
                     7,495       5.75% due 6/01/2023                                                                        8,004
                              Los Angeles, California, Unified School District, GO:
                    10,485       (Election of 1997), Series F, 5% due 7/01/2025 (b)                                        11,216
                    14,075       Series A, 5% due 1/01/2028 (d)                                                            14,958
                     1,515    Rowland, California, Unified School District, GO (Election of 2000), Series B, 5.25%
                              due 8/01/2027 (c)                                                                             1,644


Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
TAN        Tax Anticipation Notes
VRDN       Variable Rate Demand Notes



ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments (continued)                                 Muni Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
State             Amount      Municipal Bonds                                                                            Value
California                    Sacramento, California, Special Tax (North Natomas Community Facilities), Series 4-C:
(concluded)       $    585       5.60% due 9/01/2020                                                                   $      626
                     1,720       5.75% due 9/01/2022                                                                        1,847
                       500       5.90% due 9/01/2023                                                                          539
                     3,000       6% due 9/01/2028                                                                           3,222
                     2,680    San Dieguito, California, Public Facilities Authority Revenue Bonds, 5% due
                              8/01/2021 (a)                                                                                 2,812
                     3,000    San Jose, California, Airport Revenue Bonds, Series A, 5.25% due 3/01/2017 (b)                3,277
                     3,100    San Jose, California, GO (Libraries, Parks and Public Safety Projects), 5% due
                              9/01/2030 (d)                                                                                 3,280
                     4,875    Tamalpais, California, Union High School District, GO (Election of 2001), 5% due
                              8/01/2028 (c)                                                                                 5,163
                     3,765    Ventura, California, Unified School District, GO, Refunding, 5.25% due 8/01/2025 (c)          4,215

Colorado--4.5%                Denver, Colorado, City and County Airport Revenue Refunding Bonds (d):
                    11,000       Series A, 5.50% due 11/15/2025                                                            11,436
                     2,000       Series E, 5.25% due 11/15/2023                                                             2,104
                     1,000    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee),
                              Series A, 7.10% due 9/01/2014                                                                 1,083
                     2,250    Montrose, Colorado, Memorial Hospital, Revenue Bonds, 6.375% due 12/01/2023                   2,470
                     7,500    Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue Bonds (Public
                              Improvement Fees), 7.50% due 12/01/2015                                                       8,340
                     1,000    Southlands, Colorado, Medical District, GO (Metropolitan District No. 1), 6.75%
                              due 12/01/2016                                                                                1,104

Connecticut--1.7%    1,160    Connecticut State Development Authority, Airport Facility Revenue Bonds (LearJet Inc.
                              Project), AMT, 7.95% due 4/01/2026                                                            1,380
                     8,000    Connecticut State Development Authority, PCR, Refunding (Connecticut Light and Power
                              Company), Series A, 5.85% due 9/01/2028                                                       8,515

Florida--5.1%        1,000    Broward County, Florida, Airport Exempt Facility Revenue Bonds (Learjet Inc. Project),
                              AMT, 7.50% due 11/01/2020                                                                     1,138
                     2,970    Harbor Bay, Florida, Community Development District, Capital Improvement Special
                              Assessment Bonds, 6.75% due 5/01/2034                                                         3,205
                     3,750    Heritage Isle at Viera Community Development District, Florida, Special Assessment
                              Bonds, Series B, 5% due 11/01/2009                                                            3,781
                     3,500    Midtown Miami, Florida, Community Development District, Special Assessment Revenue
                              Bonds, Series A, 6% due 5/01/2024                                                             3,649
                     3,670    Orange County, Florida, Health Facilities Authority, Health Care Revenue Refunding
                              Bonds (Orlando Lutheran), 5% due 7/01/2013                                                    3,676
                       965    Orlando, Florida, Urban Community Development District, Capital Improvement Special
                              Assessment Bonds, 6% due 5/01/2020                                                              995
                     1,085    Portofino Shores, Florida, Community Development District, Special Assessment Bonds,
                              Series A, 6.40% due 5/01/2034                                                                 1,145
                     5,930    Sarasota County, Florida, Public Hospital Board, Hospital Revenue Bonds (Sarasota
                              Memorial Hospital), VRDN, Series A, 3.05% due 7/01/2037 (a)(g)                                5,930
                     2,390    South Lake County, Florida, Hospital District Revenue Bonds (South Lake Hospital Inc.),
                              6.625% due 10/01/2023                                                                         2,667
                       995    Sterling Hill, Florida, Community Development District, Capital Improvement Revenue
                              Refunding Bonds, Series B, 5.50% due 11/01/2010                                               1,019
                     2,660    West Villages Improvement District, Florida, Revenue Bonds, BAN, 5% due 2/01/2006             2,660

Georgia--2.6%        1,500    Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station Project), 7.90% due
                              12/01/2024                                                                                    1,644
                     5,210    Brunswick & Glynn County, Georgia, Development Authority, First Mortgage Revenue Bonds
                              (Coastal Community Retirement Corporation Project), Series A, 7.125% due 1/01/2025            5,496
                     4,500    Fulton County, Georgia, Residential Care Facilities, Revenue Refunding Bonds (Canterbury
                              Court Project), Series A, 5.80% due 2/15/2018                                                 4,562
                              Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway), First Mortgage, Series A:
                     1,245       6.25% due 1/01/2012                                                                        1,246
                     2,245       6.85% due 1/01/2019                                                                        2,298

Idaho--0.1%            700    Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds, AMT, Series F-2,
                              5.85% due 7/01/2015 (e)                                                                         707

Illinois--2.8%       2,510    Chicago, Illinois, O'Hare International Airport Revenue Bonds, 3rd Lien, AMT, Series B-2,
                              6% due 1/01/2029 (f)                                                                          2,842
                     6,000    Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro Biosolids Management
                              LLC Project), AMT, 5.90% due 11/01/2017                                                       6,376
                     6,930    Illinois Development Finance Authority Revenue Bonds (Community Rehabilitation Providers
                              Facilities), Series A, 6.625% due 7/01/2032                                                   7,467

Louisiana--2.4%      5,250    Louisiana Public Facilities Authority, FHA Insured Mortgage Revenue Refunding Bonds
                              (Baton Rouge General Medical Center Project), 5.25% due 7/01/2033 (d)(e)                      5,593
                              Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project):
                     3,500       7.50% due 7/01/2013                                                                        3,619
                     5,000       6.50% due 1/01/2017                                                                        5,143


ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments (continued)                                 Muni Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
State             Amount      Municipal Bonds                                                                            Value
Maine--1.6%       $  1,965    Portland, Maine, Housing Development Corporation, Senior Living Revenue Bonds
                              (Avesta Housing Development Corporation Project), Series A, 6% due 2/01/2034             $    1,968
                     7,000    Rumford, Maine, Solid Waste Disposal Revenue Refunding Bonds (Boise Cascade
                              Corporation Project), AMT, 6.875% due 10/01/2026                                              7,523

Massachusetts--2.1%  4,560    Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds, Senior
                              Series A, 5% due 7/01/2032                                                                    4,778
                              Massachusetts State Development Finance Agency, Resource Recovery Revenue Bonds
                              (Ogden Haverhill Associates), AMT, Series B:
                     1,210       5.35% due 12/01/2015                                                                       1,228
                     2,000       5.50% due 12/01/2019                                                                       2,046
                     3,755    Massachusetts State, GO (Consolidated Loan of 2005), Series A, 5% due 3/01/2023 (c)           4,043

Michigan--1.5%       3,325    Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (Mount
                              Clemens General Hospital), Series B, 5.875% due 11/15/2034                                    3,355
                     4,795    Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Oakwood Obligated
                              Group), Series A, 6% due 4/01/2022                                                            5,288

Minnesota--0.7%               Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment Authority, Health
                              Care System Revenue Bonds (Group Health Plan Inc. Project):
                     1,000       6% due 12/01/2019                                                                          1,119
                     2,545       6% due 12/01/2021                                                                          2,831

Mississippi--1.4%             Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy
                              Resources Inc. Project):
                     5,000       5.875% due 4/01/2022                                                                       5,088
                     2,910       5.90% due 5/01/2022                                                                        2,962

Missouri--3.2%                St. Louis, Missouri, Airport Revenue Bonds (Airport Developmental Program), Series A (d):
                     5,220       5.625% due 7/01/2016                                                                       5,805
                     3,500       5.625% due 7/01/2017                                                                       3,896
                     8,500       5.625% due 7/01/2018                                                                       9,452

Montana--0.2%        1,140    Montana State Board of Housing, AMT, S/F Program Revenue Bonds, Series B-2, 6.35% due
                              12/01/2021 (e)                                                                                1,166

Nevada--0.4%         2,250    Clark County, Nevada, Improvement District No. 142 Special Assessment, 6.375% due
                              8/01/2023                                                                                     2,322

New Jersey--10.0%             Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation
                              Revenue Bonds, Series A (c):
                     3,635       5.80% due 11/01/2021                                                                       4,171
                     5,050       5.80% due 11/01/2023                                                                       5,755
                              New Jersey EDA, Cigarette Tax Revenue Bonds:
                    10,950       5.625% due 6/15/2018                                                                      11,683
                     9,810       5.75% due 6/15/2029                                                                       10,599
                    17,900    New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25% due
                              7/01/2033 (d)                                                                                19,532
                     5,540    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project),
                              AMT, 6.625% due 9/15/2012                                                                     5,228
                     2,030    Sparta Township, New Jersey, School District, GO, Refunding, 5% due 9/01/2020 (d)             2,122

New Mexico--2.1%              Farmington, New Mexico, PCR, Refunding:
                     3,000       (Public Service Company of New Mexico--San Juan), Series D, 6.375% due 4/01/2022           3,229
                     9,000       (Tucson Electric Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020              9,439

New York--29.7%      1,200    Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis Hospital),
                              Series B, 7.25% due 3/01/2019                                                                 1,252
                    10,500    Metropolitan Transportation Authority, New York, Revenue Refunding Bonds, Series A,
                              5.75% due 11/15/2032                                                                         11,840
                     2,635    New York City, New York, City IDA, Civic Facility Revenue Bonds (Special Needs
                              Facilities Pooled Program), Series C-1, 5.50% due 7/01/2007                                   2,676
                     3,500    New York City, New York, City IDA, Special Facility Revenue Bonds (Continental
                              Airlines Inc. Project), AMT, 8.375% due 11/01/2016                                            3,492
                     2,780    New York City, New York, City Transitional Finance Authority, Future Tax Secured
                              Revenue Bonds, Series C, 5.50% due 5/01/2025                                                  2,994
                              New York City, New York, GO, Refunding:
                     5,000       Series B, 5.75% due 8/01/2015                                                              5,603
                     5,050       Series F, 5.25% due 8/01/2015 (d)                                                          5,367
                    14,000    New York City, New York, GO, Series C, 5.50% due 8/01/2013                                   15,683
                     2,540    New York City, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities
                              Pooled Program), Series C-1, 6.80% due 7/01/2019                                              2,431
                     9,150    New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                              Series A, 5.25% due 10/15/2027 (a)                                                           10,089


ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments (continued)                                 Muni Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
State             Amount      Municipal Bonds                                                                            Value
New York          $  5,580    New York State Dormitory Authority, Lease Revenue Refunding Bonds (Court Facilities),
(concluded)                   Series A, 5.25% due 5/15/2012                                                            $    6,142
                              New York State Dormitory Authority Revenue Bonds:
                     1,000       (North Shore L.I. Jewish Group), 5% due 5/01/2012                                          1,073
                     7,075       (School Districts Financing Program), Series D, 5.25% due 10/01/2023 (d)                   7,745
                              New York State Dormitory Authority, Revenue Refunding Bonds:
                     7,775       (City University System), Consolidated Second Generation, Series A, 6.125% due
                                 7/01/2013 (a)                                                                              8,867
                     2,350       (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2016                                2,543
                     7,000       (Mount Sinai Health), Series A, 6.625% due 7/01/2018                                       7,522
                     5,000       (Mount Sinai Health), Series A, 6.625% due 7/01/2019                                       5,380
                    10,000       (North Shore University Hospital), 5.20% due 11/01/2017 (d)                               10,718
                     5,220    New York State Dormitory Authority, Supported Debt Revenue Refunding Bonds (Department
                              of Health), Series A, 5.25% due 7/01/2024                                                     5,761
                        60    New York State Thruway Authority, Local Highway and Bridge Service Contract, Revenue
                              Refunding Bonds, 5.50% due 4/01/2017                                                             67
                              New York State Urban Development Corporation, Correctional and Youth Facilities Services
                              Revenue Refunding Bonds, Series A:
                     4,500       5% due 1/01/2017                                                                           4,835
                    11,650       5.50% due 1/01/2017                                                                       12,810
                    10,000    New York State Urban Development Corporation, Personal Income Tax Revenue Bonds
                              (State Facilities), Series A-1, 5.25% due 3/15/2034 (b)                                      10,856
                              Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                     3,340       Series A-1, 5.50% due 6/01/2016                                                            3,647
                     6,510       Series A-1, 5.25% due 6/01/2022 (a)                                                        7,072
                     7,000       Series C-1, 5.50% due 6/01/2021                                                            7,718
                    10,000       Series C-1, 5.50% due 6/01/2022                                                           10,961

North                6,000    North Carolina Medical Care Commission, Health Care Facilities, First Mortgage
Carolina--2.7%                Revenue Refunding Bonds (Presbyterian Homes Project), 7% due 10/01/2031                       6,429
                     3,150    North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (The ARC of
                              North Carolina Projects), Series A, 5.50% due 10/01/2024                                      3,192
                              North Carolina Medical Care Commission, Hospital Revenue Bonds (Maria Parham Medical
                              Center) (h):
                     2,505       5.50% due 10/01/2013                                                                       2,800
                     2,940       5.50% due 10/01/2016                                                                       3,239

North Dakota--0.7%   3,630    Oliver County, North Dakota, PCR, Refunding (Square Butte Electric Cooperative),
                              Series A, 5.30% due 1/01/2027 (a)                                                             3,858

Ohio--0.6%           2,145    Cleveland-Cuyahoga County, Ohio, Port Authority, Student Housing Facility Revenue
                              Bonds (Euclid Avenue Housing Corporation--Fenn Tower Project), 5% due 8/01/2028 (a)           2,271
                     1,280    Port of Greater Cincinnati Development Authority, Ohio, Special Assessment Revenue
                              Bonds (Cooperative Public Parking Infrastructure Project), 6.30% due 2/15/2024                1,376

Pennsylvania--4.6%   3,500    Montgomery County, Pennsylvania, IDA Revenue Bonds (Whitemarsh Continuing Care Project),
                              6% due 2/01/2021                                                                              3,627
                     7,710    Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds
                              (National Gypsum Company), AMT, Series A, 6.25% due 11/01/2027                                8,307
                     7,490    Philadelphia, Pennsylvania, Gas Works Revenue Refunding Bonds, 1975 General Ordinance,
                              17th Series, 5.375% due 7/01/2022 (c)                                                         8,206
                              Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Refunding Bonds (Guthrie
                              Healthcare System), Series A:
                     1,750       6.25% due 12/01/2015                                                                       1,969
                     3,000       6.25% due 12/01/2016                                                                       3,366
                     1,490       6.25% due 12/01/2018                                                                       1,666

South Carolina--1.3%          Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Hospital
                              Facilities, Revenue Refunding Bonds, Series A (d)(e):
                     4,250       5.25% due 8/15/2023                                                                        4,632
                     3,000       5.25% due 8/15/2024                                                                        3,267


ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments (continued)                                 Muni Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
State             Amount      Municipal Bonds                                                                            Value
Tennessee--3.9%   $  1,800    Johnson City, Tennessee, Health and Educational Facilities Board, Retirement Facility
                              Revenue Bonds (Appalachian Christian Village Project), Series A, 6% due 2/15/2019        $    1,808
                     5,000    McMinn County, Tennessee, IDB, PCR (Calhoun Newsprint Co. Project), AMT, 7.625%
                              due 3/01/2016                                                                                 5,009
                              Shelby County, Tennessee, Health, Educational & Housing Facilities Board Revenue
                              Bonds (Germantown Village), Series A:
                     3,550       6.75% due 12/01/2018                                                                       3,682
                     1,450       7% due 12/01/2023                                                                          1,511
                              Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital
                              Revenue Refunding Bonds (Methodist Healthcare):
                     3,760       6% due 9/01/2012 (j)                                                                       4,392
                     2,190       6.25% due 9/01/2012 (j)                                                                    2,593
                       745       6% due 9/01/2016 (i)                                                                         866
                     1,495       6% due 9/01/2017 (i)                                                                       1,738
                     1,310       6.25% due 9/01/2018 (i)                                                                    1,542

Texas--12.6%                  Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), First
                              Tier, Series A:
                     6,445       6.375% due 1/01/2016                                                                       6,835
                    10,260       6.70% due 1/01/2032                                                                       10,918
                     1,500    Bexar County, Texas, Health Facilities Development Corporation, Revenue Refunding
                              Bonds (Army Retirement Residence Project), 6.30% due 7/01/2032                                1,626
                              Brazos River Authority, Texas, PCR, Refunding, AMT, Series A:
                     1,500       (TXU Energy Company LLC Project), 6.75% due 4/01/2038                                      1,715
                     4,885       (Texas Utility Company), 7.70% due 4/01/2033                                               5,801
                     1,925    Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental Revenue
                              Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625% due 5/15/2033         2,145
                     6,110    Dallas-Fort Worth, Texas, International Airport Facility, Improvement Corporation
                              Revenue Bonds (Learjet Inc.), AMT, Series 2001-A-1, 6.15% due 1/01/2016                       6,156
                     2,440    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo Petroleum Corporation
                              Project), AMT, 7.50% due 5/01/2025                                                            2,738
                              Harris County, Texas, GO, Refunding, Series A:
                     4,715       5% due 10/01/2020                                                                          5,115
                     3,200       5% due 10/01/2022                                                                          3,449
                     1,500    Houston, Texas, Health Facilities Development Corporation, Retirement Facility Revenue
                              Bonds (Buckingham Senior Living Community), Series A, 7% due 2/15/2023                        1,626
                     7,420    Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT, 6.95%
                              due 4/01/2030                                                                                 8,478
                     2,600    Matagorda County, Texas, Navigation District No. 1 Revenue Refunding Bonds (Reliant
                              Energy Inc.), Series C, 8% due 5/01/2029                                                      2,866
                     2,300    Port Corpus Christi, Texas, Individual Development Corporation, Environmental Facilities
                              Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25% due 11/01/2031                2,467
                     5,000    Sabine River Authority, Texas, PCR, Refunding (TXU Electric Company Project/TXU Energy
                              Company LLC), AMT, Series B, 5.75% due 5/01/2030                                              5,359
                              San Marcos, Texas, Consolidated Independent School District, GO:
                     3,020       5.625% due 8/01/2025                                                                       3,416
                     3,210       5.625% due 8/01/2026                                                                       3,628

Virginia--6.2%                James City County, Virginia, IDA, Residential Care Facility Revenue Refunding Bonds,
                              Series A:
                     3,285       5.75% due 3/01/2017                                                                        3,478
                     1,150       6% due 3/01/2023                                                                           1,240
                     2,250    Loudoun County, Virginia, IDA, IDR, Refunding (Dulles Airport Marriott Hotel), 7.125%
                              due 9/01/2015                                                                                 2,306
                     2,000    Pittsylvania County, Virginia, IDA Revenue Refunding Bonds, Exempt Facility, AMT,
                              Series B, 7.65% due 1/01/2010                                                                 2,120
                    11,910    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Senior Series A,
                              5.50% due 8/15/2028                                                                          11,732
                    15,435    Tobacco Settlement Financing Corporation of Virginia, Asset-Backed Revenue Bonds,
                              5.625% due 6/01/2037                                                                         15,378

Wyoming--1.5%                 Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corporation
                              Project), AMT:
                     3,895       Series A, 7% due 6/01/2024                                                                 3,938
                     5,000       Series B, 6.90% due 9/01/2024                                                              5,076


ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments (concluded)                                 Muni Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
                  Amount      Municipal Bonds                                                                            Value
Guam--0.4%        $  2,250    Commonwealth of the Northern Mariana Islands, Guam, GO, Series A, 6.75% due 10/01/2033   $    2,478

Puerto Rico--8.6%             Puerto Rico Electric Power Authority, Power Revenue Bonds:
                    17,935       Series NN, 5.50% due 7/01/2018                                                            19,973
                     9,000       Series RR, 5% due 7/01/2025 (f)                                                            9,709
                     5,390    Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
                              Authority, Special Facilities Revenue Bonds (American Airlines Inc.), Series A, 6.45%
                              due 12/01/2025                                                                                4,220
                              Puerto Rico Public Buildings Authority, Government Facilities, Revenue Refunding Bonds:
                     5,170       Series D, 5.25% due 7/01/2027                                                              5,477
                     8,000       Series I, 5.50% due 7/01/2021                                                              8,887
                     2,525    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                              Series E, 5.50% due 8/01/2029                                                                 2,712

U.S. Virgin          1,860    Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker
Islands--1.6%                 Project), AMT, 6.50% due 7/01/2021                                                            2,115
                     6,750    Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa
                              Refinery), AMT, 6.125% due 7/01/2022                                                          7,420

                  Total Investments (Cost--$847,855*)--150.4%                                                             887,076
                  Liabilities in Excess of Other Assets--(2.1%)                                                          (12,211)
                  Preferred Stock, at Redemption Value--(48.3%)                                                         (285,063)
                                                                                                                       ----------
                  Net Assets Applicable to Common Stock--100.0%                                                        $  589,802
                                                                                                                       ==========

  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                    $         847,698
                                                      =================
    Gross unrealized appreciation                     $          39,616
    Gross unrealized depreciation                                 (238)
                                                      -----------------
    Net unrealized appreciation                       $          39,378
                                                      =================

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Federal Housing Administration/Veterans' Administration Mortgages.

(f) XL Capital Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect.
    This rate changes periodically based upon prevailing market rates.

(h) Radian Insured.

(i) Escrowed to maturity.

(j) Prerefunded.

(k) The rate disclosed is that currently in effect. The rate changes periodically and inversely based upon prevailing market rates.


    Forward interest rate swaps outstanding as of May 31, 2005 were as follows:



                                                         (in Thousands)

                                          Notional           Unrealized
                                           Amount          Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.859%

    Broker, JPMorgan Chase Bank
    Expires June 2015                      $68,000             $(2,442)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.853%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2015                      $40,000              (1,392)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.82%

    Broker, JPMorgan Chase Bank
    Expires November 2018                  $ 7,800                (178)
                                                               --------
    Total                                                      $(4,012)
                                                               ========

    See Notes to Financial Statements.


ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments                                    Muni New York Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
                  Amount      Municipal Bonds                                                                            Value
New York--135.3%

                  $    760    Albany County, New York, IDA, IDR (Albany College of Pharmacy), Series A, 5.25%
                              due 12/01/2019                                                                           $      807

                     1,000    Albany, New York, Municipal Water Finance Authority, Second Resolution Revenue Bonds,
                              Series B, 5.25% due 12/01/2023 (c)                                                            1,051

                       480    Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis Hospital),
                              Series B, 7.25% due 3/01/2019                                                                   501

                     1,155    Erie County, New York, GO, Public Improvement, Series A, 6% due 7/01/2012 (a)                 1,310

                     2,000    Erie County, New York, IDA, Life Care Community Revenue Bonds (Episcopal Church Home),
                              Series A, 5.875% due 2/01/2018                                                                2,071

                              Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project) (b):
                     3,835       5.75% due 5/01/2024                                                                        4,240
                     1,000       5.75% due 5/01/2026                                                                        1,149

                     2,000    Hempstead Town, New York, IDA, Resource Recovery Revenue Refunding Bonds (American
                              Refinery--Fuel Co. Project), 5% due 12/01/2010                                                2,093

                     1,615    New York City, New York, City Housing Development Corporation, Presidential Revenue
                              Bonds (The Animal Medical Center), Series A, 5.50% due 12/01/2033                             1,716

                     1,415    New York City, New York, City IDA, Civic Facility Revenue Bonds (PSCH Inc. Project),
                              6.20% due 7/01/2020                                                                           1,530

                     1,000    New York City, New York, City IDA, Revenue Bonds (Visy Paper Inc. Project), AMT, 7.95%
                              due 1/01/2028                                                                                 1,049

                              New York City, New York, City IDA, Special Facilities Revenue Bonds, AMT:
                     1,000       (British Airways Plc Project), 7.625% due 12/01/2032                                       1,115
                     1,000       (Continental Airlines Inc. Project), 8.375% due 11/01/2016                                   998
                       730       (Northwest Airlines Inc.), 6% due 6/01/2027                                                  496

                     1,000    New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                              System Revenue Refunding Bonds, Series A, 5.25% due 6/15/2011                                 1,108

                     2,980    New York City, New York, City Transitional Finance Authority, Future Tax Secured
                              Revenue Bonds, Series C, 5.50% due 5/01/2025                                                  3,210

                              New York City, New York, GO, Refunding:
                     1,000       Series F, 5.25% due 8/01/2009                                                              1,079
                     2,000       Series G, 5.50% due 8/01/2012 (d)                                                          2,253
                     1,505       Series G, 5% due 12/01/2021 (a)                                                            1,628

                              New York City, New York, GO, Series J:
                     1,500       5.25% due 5/15/2018 (c)                                                                    1,660
                     3,000       5.50% due 6/01/2021                                                                        3,290

                     1,500    New York City, New York, IDA, Special Facilities Revenue Bonds (1990 American Airlines
                              Inc. Project), AMT, 5.40% due 7/01/2020                                                       1,036

                       500    New York City, New York, Trust for Cultural Resources Revenue Bonds (Museum of
                              American Folk Art), 6.125% due 7/01/2030 (h)                                                    548

                     1,000    New York State Dormitory Authority, Non-State Supported Debt, Insured Revenue Bonds
                              (United Cerebral Palsy Affiliates--Pooled Loan Program), Series A, 5% due 7/01/2034           1,063

                     1,000    New York State Dormitory Authority, Non-State Supported Debt, Insured Revenue Refunding
                              Bonds (Canisius College), 5% due 7/01/2018 (c)                                                1,090

                       500    New York State Dormitory Authority, Non-State Supported Debt, Revenue Bonds (Rochester
                              General Hospital), 5% due 12/01/2025 (f)                                                        530

                              New York State Dormitory Authority Revenue Bonds:
                     1,500       (North Shore Long Island Jewish Group), 5% due 5/01/2013                                   1,614
                     1,735       (Winthrop S. Nassau University), 5.50% due 7/01/2011                                       1,896

                              New York State Dormitory Authority, Revenue Refunding Bonds:
                     1,360       (Lenox Hill Hospital Obligation Group), 5.25% due 7/01/2010                                1,457
                     1,305       (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2017                                1,414
                     1,000       (Mount Sinai Health), Series A, 6.50% due 7/01/2015                                        1,068
                     1,000       (Mount Sinai Health), Series A, 6.625% due 7/01/2018                                       1,075
                     4,000       (North Shore University Hospital), 5.20% due 11/01/2017 (c)                                4,287
                     1,000       (State University Educational Facilities), Series A, 5.50% due 5/15/2013                   1,128

                     1,500    New York State Dormitory Authority, Supported Debt Revenue Refunding Bonds (Department
                              of Health), Series A, 5% due 7/01/2025 (i)                                                    1,600


ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments (continued)                        Muni New York Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
                  Amount      Municipal Bonds                                                                            Value
New York (concluded)

                  $  1,000    New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue
                              Bonds (Waste Management Inc. Project), AMT, Series A, 4.45% due 7/01/2017                $    1,025

                     1,000    New York State Environmental Facilities Corporation, State Clean Water and Drinking
                              Revolving Funds Revenue Bonds, Series G, 5.25% due 10/15/2014                                 1,102

                     1,355    New York State, HFA, Service Contract Revenue Refunding Bonds, Series K, 5% due
                              9/15/2009                                                                                     1,454

                     3,500    New York State Local Government Assistance Corporation, Revenue Refunding Bonds,
                              Sub-Lien, Series A-1, 5% due 4/01/2012 (b)                                                    3,858

                     1,000    New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 117,
                              4% due 4/01/2013                                                                                993

                     2,000    New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds,
                              Series C, 5.25% due 12/01/2018                                                                2,183

                              New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds, Series C:
                     1,500       5.25% due 4/01/2015 (e)                                                                    1,601
                     1,575       5% due 4/01/2018                                                                           1,636

                     1,000    New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Refunding Bonds,
                              Series B, 5.25% due 4/01/2014 (e)                                                             1,083

                     3,000    New York State Urban Development Corporation, Correctional and Youth Facilities Services
                              Revenue Refunding Bonds, Series A, 5% due 1/01/2017                                           3,223

                     2,000    New York State Urban Development Corporation Revenue Bonds, Subordinate Lien, Corporation
                              Purpose, Series A, 5.125% due 7/01/2019                                                       2,168

                              Saratoga County, New York, IDA, Civic Facility Revenue Refunding Bonds (The Saratoga
                              Hospital Project), Series A (f):
                       365       4.375% due 12/01/2013                                                                        384
                       380       4.50% due 12/01/2014                                                                         401
                       395       4.50% due 12/01/2015                                                                         414

                       500    Schenectady, New York, BAN, 5.25% due 5/26/2006                                                 500

                     1,000    Schenectady, New York, GO, TAN, 5.90% due 12/30/2005                                            999

                     1,085    Suffolk County, New York, IDA, IDR, Refunding (Nissequogue Cogen Partners Facility),
                              AMT, 4.875% due 1/01/2008                                                                     1,109

                              Tobacco Settlement Financing Corporation of New York, Asset-Backed Revenue Bonds,
                              Series A-1:
                     1,000       5.25% due 6/01/2013                                                                        1,057
                     1,000       5.25% due 6/01/2016                                                                        1,078

                     1,000    Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series C-1, 5.50%
                              due 6/01/2022                                                                                1,096

                              Tompkins County, New York, IDA, Care Community Revenue Refunding Bonds (Kendal at Ithaca),
                              Series A-2:
                       250       5.75% due 7/01/2018                                                                          260
                     1,000       6% due 7/01/2024                                                                           1,044

                     1,250    Utica, New York, IDA, Civic Facility Revenue Bonds (Utica College Project), Series A,
                              6.875% due 12/01/2024                                                                        1,346

                              Westchester County, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities
                              Pooled Program):
                       515       Series D-1, 6.80% due 7/01/2019                                                              546
                       920       Series E-1, 5.50% due 7/01/2007                                                              934

Guam--1.7%

                     1,000    A.B. Won Guam International Airport Authority, General Revenue Refunding Bonds, AMT,
                              Series C, 5.25% due 10/01/2022 (c)                                                            1,069

Puerto Rico--7.0%

                              Children's Trust Fund Project of Puerto Rico, Tobacco Settlement Revenue Refunding Bonds:
                       750       5% due 5/15/2011                                                                             788
                     1,045       5.375% due 5/15/2033                                                                       1,057

                       425    Puerto Rico Housing Financing Authority, Capital Funding Program Revenue Bonds, 5% due
                              12/01/2019                                                                                      455

                     1,900    Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds,
                              Series E, 5.70% due 2/01/2010 (g)                                                             2,120


ANNUAL REPORTS                                                 MAY 31, 2005


Schedule of Investments (concluded)                        Muni New York Intermediate Duration Fund, Inc.          (In Thousands)
                  Face
                  Amount      Municipal Bonds                                                                            Value
U.S. Virgin Islands--2.6%


                  $    500    Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa
                              Coker Project), AMT, 6.50% due 7/01/2021                                                 $      569

                     1,000    Virgin Islands Public Finance Authority, Senior Lien Revenue Bonds (Matching Fund
                              Loan Note), Series A, 5.25% due 10/01/2024                                                    1,076

                              Total Municipal Bonds (Cost--$88,967)--146.6%                                                92,788

                    Shares
                      Held    Short-Term Securities
                       618    CMA New York Municipal Money Fund (j)                                                           618

                              Total Short-Term Securities (Cost--$618)--1.0%                                                  618

                  Total Investments (Cost--$89,585*)--147.6%                                                               93,406
                  Other Assets Less Liabilities--1.4%                                                                         884
                  Preferred Stock, at Redemption Value--(49.0%)                                                          (31,000)
                                                                                                                       ----------
                  Net Assets Applicable to Common Stock--100.0%                                                        $   63,290
                                                                                                                       ==========

  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

                                                         (in Thousands)

    Aggregate cost                                    $          89,547
                                                      =================
    Gross unrealized appreciation                     $           3,907
    Gross unrealized depreciation                                  (48)
                                                      -----------------
    Net unrealized appreciation                       $           3,859
                                                      =================

(a) AMBAC Insured.

(b) FSA Insured.

(c) MBIA Insured.

(d) XL Capital Insured.

(e) FGIC Insured.

(f) Radian Insured.

(g) Prerefunded.

(h) ACA Insured.

(i) CIFG Insured.

(j) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                         (in Thousands)

                                                  Net         Dividend
    Affiliate                                   Activity       Income

    CMA New York Municipal
      Money Fund                                   8             $8

    See Notes to Financial Statements.


ANNUAL REPORTS                                                 MAY 31, 2005


Statements of Net Assets
                                                                                                      Muni        Muni New York
                                                                                                  Intermediate     Intermediate
                                                                                                    Duration         Duration
As of May 31, 2005                                                                                 Fund, Inc.       Fund, Inc.
Assets

           Investments in unaffiliated securities, at value*                                   $   887,075,594    $    92,788,284
           Investments in affiliated securities, at value**                                                 --            617,543
           Cash                                                                                          6,850             66,086
           Interest receivable                                                                      14,193,521          1,445,548
           Receivable for securities sold                                                               80,000                 --
           Dividends receivable from affiliates                                                             --                 36
           Prepaid expenses                                                                             37,120             19,965
                                                                                               ---------------    ---------------
           Total assets                                                                            901,393,085         94,937,462
                                                                                               ---------------    ---------------

Liabilities

           Payable for securities purchased                                                         21,678,920            527,970
           Unrealized depreciation on forward interest rate swaps                                    4,012,470                 --
           Dividends payable to Common Stock shareholders                                              519,610             59,465
           Payable to investment adviser                                                               219,784             23,562
           Payable to other affiliates                                                                   9,922                984
           Accrued expenses and other liabilities                                                       87,565             35,277
                                                                                               ---------------    ---------------
           Total liabilities                                                                        26,528,271            647,258
                                                                                               ---------------    ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share++ of
           AMPS+++ at $25,000 per share liquidation preference                                     285,062,782         31,000,000
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                               $   589,802,032    $    63,290,204
                                                                                               ===============    ===============

Analysis of Net Assets Applicable to Common Stock

           Undistributed investment income--net                                                $     4,700,475    $       411,104
           Undistributed (accumulated) realized capital gains (losses)--net                          8,896,806          (572,101)
           Unrealized appreciation--net                                                             35,208,215          3,821,089
                                                                                               ---------------    ---------------
           Total accumulated earnings--net                                                          48,805,496          3,660,092
                                                                                               ---------------    ---------------
           Common Stock, par value $.10 per share++++                                                3,803,493            420,644
           Paid-in capital in excess of par                                                    $   537,193,043    $    59,209,468
                                                                                               ---------------    ---------------
           Net Assets Applicable to Common Stock                                               $   589,802,032    $    63,290,204
                                                                                               ===============    ===============
           Net asset value per share of Common Stock                                           $         15.51    $         15.05
                                                                                               ===============    ===============
           Market price per share of Common Stock                                              $         13.94    $         13.44
                                                                                               ===============    ===============
             * Identified cost                                                                 $   847,854,909    $    88,967,195
                                                                                               ===============    ===============
            ** Identified cost on affiliated securities                                                     --    $       617,543
                                                                                               ===============    ===============
            ++ Preferred Stock authorized, issued and outstanding:
                 Series M7 Shares                                                                        2,000                 --
                                                                                               ===============    ===============
                 Series T7 Shares                                                                        2,700                 --
                                                                                               ===============    ===============
                 Series W7 Shares                                                                        2,000                 --
                                                                                               ===============    ===============
                 Series TH7 Shares                                                                       2,700                 --
                                                                                               ===============    ===============
                 Series F7 Shares                                                                        2,000              1,240
                                                                                               ===============    ===============
          ++++ Common Stock issued and outstanding                                                  38,034,934          4,206,439
                                                                                               ===============    ===============

           +++ Auction Market Preferred Stock.

               See Notes to Financial Statements.



ANNUAL REPORTS                                                 MAY 31, 2005


Statements of Operations
                                                                                                     Muni        Muni New York
                                                                                                 Intermediate     Intermediate
                                                                                                   Duration         Duration
For the Year Ended May 31, 2005                                                                   Fund, Inc.       Fund, Inc.
Investment Income

           Interest                                                                            $    43,814,917    $     4,302,286
           Dividends from affiliates                                                                        --              7,937
                                                                                               ---------------    ---------------
           Total Income                                                                             43,814,917          4,310,223
                                                                                               ---------------    ---------------

Expenses

           Investment advisory fees                                                            $     4,734,036    $       513,945
           Commission fees                                                                             747,477             79,881
           Accounting services                                                                         255,277             58,648
           Transfer agent fees                                                                         103,234             34,989
           Professional fees                                                                            62,152             47,793
           Listing fees                                                                                 45,827             21,503
           Custodian fees                                                                               44,183              7,711
           Printing and shareholder reports                                                             43,242             26,560
           Trustees' fees and expenses                                                                  27,563             27,527
           Pricing fees                                                                                 27,015              8,666
           Other                                                                                        62,090             31,798
                                                                                               ---------------    ---------------
           Total expenses before waiver and reimbursement                                            6,152,096            859,021
           Waiver and reimbursement of expenses                                                    (1,291,101)          (142,920)
                                                                                               ---------------    ---------------
           Total expenses after waiver and reimbursement                                             4,860,995            716,101
                                                                                               ---------------    ---------------
           Investment income--net                                                                   38,953,922          3,594,122
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                     15,312,216            342,722
               Forward interest rate swaps--net                                                    (4,893,470)          (857,432)
                                                                                               ---------------    ---------------
           Total realized gain (loss)--net                                                          10,418,746          (514,710)
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                     37,445,913          3,017,898
               Forward interest rate swaps--net                                                    (4,250,268)           (74,113)
                                                                                               ---------------    ---------------
           Total change in unrealized appreciation/depreciation--net                                33,195,645          2,943,785
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                  43,614,391          2,429,075
                                                                                               ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

           Investment income--net                                                                  (4,268,692)          (481,976)
           Realized gain--net                                                                        (667,430)                 --
                                                                                               ---------------    ---------------
           Total dividends and distributions to Preferred Stock shareholders                       (4,936,122)          (481,976)
                                                                                               ---------------    ---------------
           Net Increase in Net Assets Resulting from Operations                                $    77,632,191    $     5,541,221
                                                                                               ===============    ===============

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 MAY 31, 2005


Statements of Changes in Net Assets                                                         Muni Intermediate Duration Fund, Inc.
                                                                                                  For the        For the Period
                                                                                                 Year Ended     August 1, 2003++
                                                                                                  May 31,          to May 31,
Increase (Decrease) in Net Assets:                                                                  2005              2004
Operations

           Investment income--net                                                              $    38,953,922    $    29,600,531
           Realized gain--net                                                                       10,418,746          6,184,907
           Change in unrealized appreciation/depreciation--net                                      33,195,645          2,012,570
           Dividends and distributions to Preferred Stock shareholders                             (4,936,122)        (2,161,817)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     77,632,191         35,636,191
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

           Investment income--net                                                                 (32,862,183)       (24,453,825)
           Realized gain--net                                                                      (7,146,878)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           Common Stock shareholders                                                              (40,009,061)       (24,453,825)
                                                                                               ---------------    ---------------

Stock Transactions

           Net proceeds from issuance of Common Stock                                                       --        543,991,875
           Offering costs resulting from the issuance of Common Stock                                       --          (662,473)
           Offering and underwriting costs resulting from the issuance of Preferred Stock                   --        (3,205,458)
           Value of shares issued to Common Stock shareholders in reinvestment of dividends                 --            772,589
                                                                                               ---------------    ---------------
           Net increase in net assets derived from stock transactions                                       --        540,896,533
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                  37,623,130        552,078,899
           Beginning of period                                                                     552,178,902            100,003
                                                                                               ---------------    ---------------
           End of period*                                                                      $   589,802,032    $   552,178,902
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $     4,700,475    $     2,964,351
                                                                                               ===============    ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                 MAY 31, 2005


Statements of Changes in Net Assets                                                Muni New York Intermediate Duration Fund, Inc.
                                                                                                  For the        For the Period
                                                                                                 Year Ended     August 1, 2003++
                                                                                                  May 31,          to May 31,
Increase (Decrease) in Net Assets:                                                                  2005              2004
Operations

           Investment income--net                                                              $     3,594,122    $     2,818,267
           Realized loss--net                                                                        (514,710)           (57,391)
           Change in unrealized appreciation--net                                                    2,943,785            877,304
           Dividends to Preferred Stock shareholders                                                 (481,976)          (233,616)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      5,541,221          3,404,564
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                  (3,028,634)        (2,257,059)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders        (3,028,634)        (2,257,059)
                                                                                               ---------------    ---------------

Stock Transactions

           Net proceeds from issuance of Common Stock                                                       --         59,806,875
           Offering costs resulting from the issuance of Common Stock                                       --          (125,250)
           Offering and underwriting costs resulting from the issuance of Preferred Stock                   --          (513,526)
           Value of shares issued to Common Stock shareholders in reinvestment of dividends                 --            362,010
                                                                                               ---------------    ---------------
           Net increase in net assets derived from stock transactions                                       --         59,530,109
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                   2,512,587         60,677,614
           Beginning of period                                                                      60,777,617            100,003
                                                                                               ---------------    ---------------
           End of period*                                                                      $    63,290,204    $    60,777,617
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $       411,104    $       327,592
                                                                                               ===============    ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                 MAY 31, 2005


Financial Highlights                                                                        Muni Intermediate Duration Fund, Inc.
                                                                                                  For the        For the Period
                                                                                                 Year Ended     August 1, 2003++
The following per share data and ratios have been derived                                         May 31,          to May 31,
from information provided in the financial statements.                                              2005              2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         14.52    $         14.33
                                                                                               ---------------    ---------------
           Investment income--net                                                                    1.02+++++                .79
           Realized and unrealized gain--net                                                              1.15                .21
           Dividends and distributions to Preferred Stock shareholders:
               Investment income--net                                                                    (.11)              (.06)
               Realized gain--net                                                                        (.02)                 --
                                                                                               ---------------    ---------------
           Total from investment operations                                                               2.04                .94
                                                                                               ---------------    ---------------
           Less dividends and distributions to Common Stock shareholders:
               Investment income--net                                                                    (.86)              (.65)
               Realized gain--net                                                                        (.19)                 --
                                                                                               ---------------    ---------------
           Total dividends and distributions to Common Stock shareholders                               (1.05)              (.65)
                                                                                               ---------------    ---------------
           Offering costs resulting from issuance of Common Stock                                           --              (.02)
                                                                                               ---------------    ---------------
           Offering and underwriting costs resulting from issuance of Preferred Stock                       --              (.08)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         15.51    $         14.52
                                                                                               ===============    ===============
           Market price per share, end of period                                               $         13.94    $         13.10
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                           15.36%           6.09%+++
                                                                                               ===============    ===============
           Based on market price per share                                                              14.93%         (8.59%)+++
                                                                                               ===============    ===============

Ratios Based on Average Net Assets of Common Stock

           Expenses, net of waiver***                                                                     .84%              .75%*
                                                                                               ===============    ===============
           Expenses***                                                                                   1.07%             1.03%*
                                                                                               ===============    ===============
           Investment income--net***                                                                     6.77%             6.51%*
                                                                                               ===============    ===============
           Amount of dividends to Preferred Stock shareholders                                            .74%              .48%*
                                                                                               ===============    ===============
           Investment income--net, to Common Stock shareholders                                          6.03%             6.03%*
                                                                                               ===============    ===============

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                                                     1.50%              .97%*
                                                                                               ===============    ===============


ANNUAL REPORTS                                                 MAY 31, 2005


Financial Highlights (concluded)                                                            Muni Intermediate Duration Fund, Inc.
                                                                                                  For the        For the Period
                                                                                                 Year Ended     August 1, 2003++
The following per share data and ratios have been derived                                         May 31,          to May 31,
from information provided in the financial statements.                                              2005              2004
Supplemental Data

           Net assets applicable to Common Stock, end of period (in thousands)                 $       589,802    $       552,179
                                                                                               ===============    ===============
           Preferred Stock outstanding, end of period (in thousands)                           $       285,000    $       285,000
                                                                                               ===============    ===============
           Portfolio turnover                                                                           54.55%             70.29%
                                                                                               ===============    ===============

Leverage

           Asset coverage per $1,000                                                           $         3,069    $         2,937
                                                                                               ===============    ===============

Dividends Per Share on Preferred Stock Outstanding++++

           Series M7--Investment income--net                                                   $           372    $           190
                                                                                               ===============    ===============
           Series T7--Investment income--net                                                   $           377    $           192
                                                                                               ===============    ===============
           Series W7--Investment income--net                                                   $           374    $           188
                                                                                               ===============    ===============
           Series TH7--Investment income--net                                                  $           375    $           188
                                                                                               ===============    ===============
           Series F7--Investment income--net                                                   $           373    $           189
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Commencement of operations.

          ++++ The Fund's Preferred Stock was issued on August 20, 2003.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                 MAY 31, 2005


Financial Highlights                                                               Muni New York Intermediate Duration Fund, Inc.
                                                                                                  For the        For the Period
                                                                                                 Year Ended     August 1, 2003++
The following per share data and ratios have been derived                                         May 31,          to May 31,
from information provided in the financial statements.                                              2005              2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         14.45    $         14.33
                                                                                               ---------------    ---------------
           Investment income--net                                                                     .85+++++                .68
           Realized and unrealized gain--net                                                               .58                .19
           Dividends to Preferred Stock shareholders from investment income--net                         (.11)              (.06)
                                                                                               ---------------    ---------------
           Total from investment operations                                                               1.32                .81
                                                                                               ---------------    ---------------
           Less dividends to Common Stock shareholders from investment income--net                       (.72)              (.54)
                                                                                               ---------------    ---------------
           Offering costs resulting from issuance of Common Stock                                           --              (.03)
                                                                                               ---------------    ---------------
           Offering and underwriting costs resulting from issuance of Preferred Stock                       --              (.12)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         15.05    $         14.45
                                                                                               ===============    ===============
           Market price per share, end of period                                               $         13.44    $         12.79
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            9.99%           4.71%+++
                                                                                               ===============    ===============
           Based on market price per share                                                              10.97%        (11.46%)+++
                                                                                               ===============    ===============

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver and reimbursement***                                            1.15%              .81%*
                                                                                               ===============    ===============
           Total expenses***                                                                             1.38%             1.19%*
                                                                                               ===============    ===============
           Total investment income--net***                                                               5.75%             5.40%*
                                                                                               ===============    ===============
           Amount of dividends to Preferred Stock shareholders                                            .77%              .45%*
                                                                                               ===============    ===============
           Investment income--net, to Common Stock shareholders                                          4.98%             4.95%*
                                                                                               ===============    ===============

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                                                     1.55%              .96%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets applicable to Common Stock, end of period (in thousands)                 $        63,290    $        60,778
                                                                                               ===============    ===============
           Preferred Stock outstanding, end of period (in thousands)                           $        31,000    $        31,000
                                                                                               ===============    ===============
           Portfolio turnover                                                                           16.51%             21.02%
                                                                                               ===============    ===============

Leverage

           Asset coverage per $1,000                                                           $         3,042    $         2,961
                                                                                               ===============    ===============

Dividends Per Share on Preferred Stock Outstanding++++

           Series F7--Investment income--net                                                   $           389    $           188
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Commencement of operations.

          ++++ The Fund's Preferred Stock was issued on August 20, 2003.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                 MAY 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Stock on a daily basis. Each Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUI for Muni Intermediate Duration Fund, Inc. and MNE for Muni New York Intermediate Duration Fund, Inc.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



ANNUAL REPORTS                                                 MAY 31, 2005



Notes to Financial Statements (continued)


* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement. These periodic payments received or made by the Fund is recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of each Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $86,923 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to amortization methods on fixed income securities in the Muni Intermediate Duration Fund, Inc. This reclassification has no effect on net assets or net asset values per share.

There were no reclassifications for Muni New York Intermediate Duration
Fund, Inc.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. FAM has contractually agreed to waive a portion of its fee during the first seven years of each Fund's operations ending July 31, 2010, as follows:

                                                     Fee Waiver
                                               (As a Percentage
                                               of Average Daily
                                                    Net Assets)

Years 1 through 5                                          .15%
Year 6                                                     .10%
Year 7                                                     .05%
Year 8 and thereafter                                      .00%


FAM has not agreed to waive any portion of its fee beyond July 31, 2010.

For the year ended May 31, 2005, FAM earned fees and a portion of its fees as follows:


                                   Investment
                                Advisory Fees              Fees
Fund                                   Earned            Waived

Muni Intermediate
  Duration Fund, Inc.              $4,734,036        $1,291,101
Muni New York
  Intermediate Duration
  Fund, Inc.                       $  513,945        $  140,167



ANNUAL REPORTS                                                 MAY 31, 2005



Notes to Financial Statements (continued)


In addition, FAM has agreed to reimburse its management fee by the amount of management fees Muni New York Intermediate Duration Fund, Inc. pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the year ended May 31, 2005, FAM reimbursed the Fund in the amount of $2,753.

For the year ended May 31, 2005, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

Fund                                              Reimbursement

Muni Intermediate Duration Fund, Inc.                   $18,877
Muni New York Intermediate Duration Fund, Inc.          $ 2,195


Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2005 were as follows:

                                         Muni     Muni New York
                                 Intermediate      Intermediate
                                     Duration          Duration
                                   Fund, Inc.        Fund, Inc.

Total Purchases                  $465,636,305       $14,966,593
Total Sales                      $464,111,893       $15,563,601


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Stock.

Common Stock

Muni Intermediate Duration Fund, Inc.

Shares issued and outstanding during the year ended May 31, 2005 remained constant and during the period August 1, 2003 to May 31, 2004 increased by 37,975,000 from shares sold and 52,953 from reinvestments of dividends.


Muni New York Intermediate Duration Fund, Inc.

Shares issued and outstanding during the year ended May 31, 2005 remained constant and during the period August 1, 2003 to May 31, 2004 increased by 4,175,000 from shares sold and 24,454 from reinvestment of dividends.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2005 were as follows:


                                         Muni     Muni New York
                                 Intermediate      Intermediate
                                     Duration          Duration
                                   Fund, Inc.        Fund, Inc.

Series M7                               2.75%                --
Series T7                               2.85%                --
Series W7                               2.70%                --
Series TH7                              2.60%                --
Series F7                               2.01%             2.35%


Muni Intermediate Duration Fund, Inc.

Shares issued and outstanding during the year ended May 31, 2005 remained constant and during the period August 1, 2003 to May 31, 2004 increased by 11,400 from the issuance of Preferred Stock.


Muni New York Intermediate Duration Fund, Inc.

Shares issued and outstanding during the year ended May 31, 2005 remained constant and during the period August 1, 2003 to May 31, 2004 increased by 1,240 from the issuance of Preferred Stock.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended May 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $633,837 relating to Muni Intermediate Duration Fund, Inc. and $65,053 relating to Muni New York Intermediate Duration Fund, Inc., as commissions.



ANNUAL REPORTS                                                 MAY 31, 2005



Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.072000 per share and $.060000 per share relating to Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc., respectively, on June 29, 2005 to shareholders of record on June 14, 2005.


Muni Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal year ended
May 31, 2005 and the period August 1, 2003 to May 31, 2004 was as follows:


                                                    8/01/2003++
                                    5/31/2005      to 5/31/2004

Distributions paid from:
  Tax-exempt income            $   37,130,875    $   26,615,642
  Ordinary income                   7,395,390                --
  Long-term capital gain              418,918                --
                               --------------    --------------
Total distributions            $   44,945,183    $   26,615,642
                               ==============    ==============

++ Commencement of operations.


As of May 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net             $    4,543,421
Undistributed ordinary income--net                    1,312,749
Undistributed long-term capital gains--net            7,584,057
                                                 --------------
Total undistributed earnings--net                    13,440,227
Capital loss carryforward                                    --
Unrealized gains--net                               35,365,269*
                                                 --------------
Total accumulated earnings--net                  $   48,805,496
                                                 ==============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


Muni New York Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal year ended
May 31, 2005 and the period August 1, 2003 to May 31, 2004 was as follows:

                                                    8/01/2003++
                                    5/31/2005      to 5/31/2004

Distributions paid from:
  Tax-exempt income            $    3,510,610    $    2,490,675
                               --------------    --------------
Total distributions            $    3,510,610    $    2,490,675
                               ==============    ==============

++ Commencement of operations.


As of May 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net             $      373,181
Undistributed long-term capital gains--net                   --
                                                 --------------
Total undistributed earnings--net                       373,181
Capital loss carryforward                            (572,101)*
Unrealized gains--net                               3,859,012**
                                                 --------------
Total accumulated earnings--net                  $    3,660,092
                                                 ==============

 * On May 31, 2005, the Fund had a net capital loss carryforward of $572,101, of which $57,391 expires in 2012 and $514,710 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



ANNUAL REPORTS                                                 MAY 31, 2005


Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Muni Intermediate Duration Fund, Inc.
and Muni New York Intermediate Duration Fund, Inc.:

We have audited the accompanying statements of net assets of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. (the "Funds"), including the schedules of investments, as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period August 1, 2003 (commencement of operations) to May 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. at May 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
July 13, 2005



Fund Certifications (unaudited)


In September 2004, Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. filed their Chief Executive Officer Certifications for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ANNUAL REPORTS                                                 MAY 31, 2005


Automatic Dividend Reinvestment Plan


The following description of the Funds' Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Funds' Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Funds declare an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that each Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of each Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



ANNUAL REPORTS                                                 MAY 31, 2005



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Funds as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Funds' shares is above the net asset value, participants in the Plan will receive shares of the Funds at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when each Fund's shares are trading at a premium over net asset value, each Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



ANNUAL REPORTS                                                 MAY 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director       Director

Interested Director

Robert C. Doll, Jr.*    President    2005 to    President of the MLIM/FAM-advised funds since  125 Funds      None
P.O. Box 9011           and          present    2005; President of MLIM and FAM since 2001;    169 Portfolios
Princeton,              Director                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 50                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of Oppenheimer Funds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
  Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
  President, Mr. Doll serves at the pleasure of the Board of Directors.


ANNUAL REPORTS                                                 MAY 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director       Director

Independent Directors*


Donald W. Burton        Director     2003 to    General Partner of The Burton Partnership,     23 Funds       Knology, Inc.
P.O. Box 9095                        present    Limited Partnership (an investment             42 Portfolios  (telecommuni-
Princeton,                                      partnership) since 1979; Managing General                     cations) and
NJ 08543-9095                                   Partner of the South Atlantic Venture Funds                   Symbion, Inc.
Age: 61                                         since 1983; Member of the Investment Advisory                 (healthcare)
                                                Council of the Florida State Board of
                                                Administration since 2001.


Laurie Simon Hodrick    Director     2003 to    Professor of Finance and Economics, Graduate   23 Funds       None
P.O. Box 9095                        present    School of Business, Columbia University        42 Portfolios
Princeton,                                      since 1998.
NJ 08543-9095
Age: 42


John Francis O'Brien    Director     2004 to    President and Chief Executive Officer of       23 Funds       ABIOMED
P.O. Box 9095                        present    Allmerica Financial Corporation (financial     42 Portfolios  (medical device
Princeton,                                      services holding company) from 1995 to 2002                   manufacturer),
NJ 08543-9095                                   and Director from 1995 to 2003; President of                  Cabot
Age: 62                                         Allmerica Investment Management Co., Inc.                     Corporation
                                                (investment adviser) from 1989 to 2002;                       (chemicals),
                                                Director from 1989 to 2002 and Chairman of                    LKQ Corporation
                                                the Board from 1989 to 1990; President,                       (auto parts
                                                Chief Executive Officer and Director of                       manufacturing)
                                                First Allmerica Financial Life Insurance                      and TJX
                                                Company from 1989 to 2002 and Director of                     Companies, Inc.
                                                various other Allmerica Financial companies                   (retailer)
                                                until 2002; Director since 1989 and since 2004
                                                member of the Governance Nominating Committee;
                                                Member of the Compensation Committee of ABIOMED
                                                since 1989 and Member of the Audit Committee
                                                of ABIOMED from 1990 to 2004; Director and
                                                member of the Governance and Nomination
                                                Committee of Cabot Corporation and member of
                                                the Audit Committee since 1990; Director and
                                                member of the Audit Committee and Compensation
                                                Committee of LKQ Corporation from 2003; and Lead
                                                Director of TJX Companies, Inc. since 1999;
                                                Trustee of the Woods Hole Oceanographic Institute
                                                since 2003.


David H. Walsh          Director     2003 to    Consultant with Putnam Investments from 1993   23 Funds       None
P.O. Box 9095                        present    to 2003, and employed in various capacities    42 Portfolios
Princeton,                                      therewith from 1973 to 1992; Director, The
NJ 08543-9095                                   National Audubon Society since 1998; Director,
Age: 63                                         The American Museum of Fly Fishing since 1997.


Fred G. Weiss           Director     2003 to    Managing Director of FGW Associates since      23 Funds       Watson
P.O. Box 9095                        present    1997; Vice President, Planning, Investment     42 Portfolios  Pharmaceuticals,
Princeton,                                      and Development of Warner Lambert Co. from                    Inc.
NJ 08543-9095                                   1979 to 1997; Director of the Michael J.                      (pharmaceutical
Age: 63                                         Fox Foundation for Parkinson's Research since                 company)
                                                2000; Director of BTG International Plc (a
                                                global technology commercialization company)
                                                since 2001.


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


ANNUAL REPORTS                                                 MAY 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years

Fund Officers*


Donald C. Burke         Vice         2003 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                     since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer               President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                                         1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2003 to    Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011           Vice         present    of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 54


John M. Loffredo        Senior       2003 to    Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011           Vice         present    of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 41


Timothy T. Browse       Vice         2004 to    Vice President (Tax-Exempt Fixed Income) and portfolio manager with the Tax-Exempt
P.O. Box 9011           President    present    Fixed Income group of MLIM; Vice President, portfolio manager and team leader of
Princeton,                                      the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003; Vice
NJ 08543-9011                                   President and portfolio manager in the municipal fund management group of Eaton
Age: 46                                         Vance Management, Inc. from 1992 to 2000.


Robert A. DiMella       Vice         2003 to    Managing Director of MLIM since 2004; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           President    present    Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996
Princeton,                                      to 2001.
NJ 08543-9011
Age: 38


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 53                                         and Global Director of Compliance at Citigroup Asset Management from 2000 to
                                                2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Funds serve at the pleasure of the Board of Directors.


Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
(c/o Computershare
Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


Investment Objectives
NYSE Symbol     Muni Intermediate Duration Fund, Inc. seeks to provide shareholders with high current income exempt from federal
MUI             incometaxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol     Muni New York Intermediate Duration Fund, Inc. seeks to provide shareholders with high current income exempt from
MNE             federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.


ANNUAL REPORTS                                                 MAY 31, 2005


Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Funds and the risk that the Funds will not be able to meet their obligations to pay the other party to the agreement.


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ANNUAL REPORTS                                                 MAY 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald
           W. Burton, (2) M. Colyer Crum (retired as of December 31, 2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004),
           (5) David H. Walsh and (6) Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
           Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization.
           Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

           M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 -   Principal Accountant Fees and Services

     (a) Audit Fees -         Fiscal Year Ending May 31, 2005 - $33,000
                              Fiscal Year Ending May 31, 2004 - $38,500*

     * $7,500 of this amount relates to the seed audit as of the Fund's commencement of operations.

     (b) Audit-Related Fees - Fiscal Year Ending May 31, 2005 - $3,500**
                              Fiscal Year Ending May 31, 2004 - $28,000***

     The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

     ** Relates to year-end agreed upon compliance procedures associated with the Fund's AMPS.

     *** Amounts relating to procedures performed with respect to the Fund's initial offerings of common and preferred shares totaled $25,000. The remaining $3,000 relates to year-end agreed upon compliance procedures associated with the Fund's AMPS.

     (c) Tax Fees -           Fiscal Year Ending May 31, 2005 - $5,700
                              Fiscal Year Ending May 31, 2004 - $5,200

     The nature of the services include tax compliance, tax advice and tax planning.

     (d) All Other Fees -     Fiscal Year Ending May 31, 2005 - $0
                              Fiscal Year Ending May 31, 2004 - $0

     (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services.
     Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2)  0%

     (f) Not Applicable

     (g) Fiscal Year Ending May 31, 2005 - $9,200
         Fiscal Year Ending May 31, 2004 - $8,200

     (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Donald W. Burton
           M. Colyer Crum (retired as of December 31, 2004)
           Laurie Simon Hodrick
           John F. O'Brien (as of November 22, 2004)
           David H. Walsh
           Fred G. Weiss

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee").
           The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so).
           The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue.
           The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client
           (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Muni Intermediate Duration Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Muni Intermediate Duration Fund, Inc.


Date: July 15, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Muni Intermediate Duration Fund, Inc.


Date: July 15, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Muni Intermediate Duration Fund, Inc.


Date: July 15, 2005